EXHIBIT 21

LIST OF SUBSIDIARIES

The following is a list of certain Duke Energy subsidiaries (50% owned or greater) and their respective states or countries of incorporation as of December 31, 2020:

2018 ESA Project Company, LLC (Delaware)
226HC 8me LLC (Delaware)
Advance SC LLC (South Carolina)
Baker House Apartments LLC (North Carolina)
Bethel Price Solar, LLC (Delaware)
Bison Insurance Company Limited (South Carolina)
Black Mountain Solar, LLC (Arizona)
Blue Rose Wind Holdings, LLC (Delaware)
Blue Rose Wind, LLC (Delaware)
Broad River Solar, LLC (Delaware)
Caldwell Power Company (North Carolina)
Capitan Corporation (Tennessee)
Caprock Solar 1 LLC (Delaware)
Caprock Solar 2 LLC (Delaware)
Caprock Solar Holdings 1, LLC (Delaware)
Caprock Solar Holdings 2, LLC (Delaware)
Carofund, Inc. (North Carolina)
CaroHome, LLC (North Carolina)
Carolina Solar Power, LLC (Delaware)
Catamount Energy Corporation (Vermont)
Catamount Rumford Corporation (Vermont)
Catamount Sweetwater 1 LLC (Vermont)
Catamount Sweetwater 2 LLC (Vermont)
Catamount Sweetwater 3 LLC (Vermont)
Catamount Sweetwater 4-5 LLC (Vermont)
Catamount Sweetwater 6 LLC (Vermont)
Catamount Sweetwater Corporation (Vermont)
Catamount Sweetwater Holdings LLC (Vermont)
Catawba Mfg. & Electric Power Co. (North Carolina)
CEC UK1 Holding Corp. (Vermont)
CEC UK2 Holding Corp. (Vermont)
Century Group Real Estate Holdings, LLC (South Carolina)
CGP Global Greece Holdings, SA (Greece)
Cimarron Windpower II, LLC (Delaware)
Cinergy Climate Change Investments, LLC (Delaware)
Cinergy Corp. (Delaware)
Cinergy Global (Cayman) Holdings, Inc. (Cayman Islands)
Cinergy Global Holdings, Inc. (Delaware)
Cinergy Global Power, Inc. (Delaware)
Cinergy Global Resources, Inc. (Delaware)
Cinergy Global Tsavo Power (Cayman Islands)
Cinergy Receivables Company LLC (Delaware)

Cinergy Solutions - Utility, Inc. (Delaware)
Claiborne Energy Services, Inc. (Louisiana)
Clear Skies Solar Holdings, LLC (Delaware)
Clear Skies Solar, LLC (Delaware)
Colonial Eagle Solar, LLC (Delaware)
Conetoe II Solar, LLC (North Carolina)
CPRE 1 Holdings, LLC (Delaware)
CPRE 1, LLC (Delaware)
Creswell Alligood Solar, LLC (Delaware)
CS Murphy Point, LLC (North Carolina)
CSCC Holdings Limited Partnership (Canada (British Columbia))
D/FD Holdings, LLC (Delaware)
D/FD International Services Brasil Ltda. (Brazil)
D/FD Operating Services LLC (Delaware)
DATC Midwest Holdings, LLC (Delaware)
DATC Path 15 Transmission, LLC (Delaware)
DATC Path 15, LLC (Delaware)
DATC SLTP, LLC (Delaware)
DE Nuclear Engineering, Inc. (North Carolina)
DE1 Holdings, LLC (Delaware)
DEGS O&M, LLC (Delaware)
DEGS of Narrows, LLC (Delaware)
DEGS Wind Supply II, LLC (Delaware)
DEGS Wind Supply, LLC (Delaware)
DEPHCO Logistics, LLC (Delaware)
DER CPRE 1, LLC (Delaware)
DER Holstein Holdings, LLC (Delaware)
DER Holstein TX Holdings, LLC (Delaware)
DER Holstein, LLC (Delaware)
DER Rambler Solar, LLC (Delaware)
DETMI Management, Inc. (Colorado)
Dixilyn-Field (Nigeria) Limited (Nigeria)
Dixilyn-Field Drilling Company (Delaware)
Dogwood Solar, LLC (Delaware)
DS Cornerstone LLC (Delaware)
DTMSI Management Ltd. (British Columbia)
Duke Energy ACP, LLC (Delaware)
Duke Energy Americas, LLC (Delaware)
Duke Energy Arabian Limited (Gibraltar)
Duke Energy Beckjord Storage LLC (Delaware)
Duke Energy Beckjord, LLC (Delaware)
Duke Energy Brazil Holdings I, C.V.
Duke Energy Breeze Holdings, LLC (Delaware)
Duke Energy Business Services LLC (Delaware)
Duke Energy Carolinas Plant Operations, LLC (Delaware)
Duke Energy Carolinas, LLC (North Carolina)
Duke Energy China Corp. (Delaware)

Duke Energy Clean Energy Resources, LLC (Delaware)
Duke Energy Commercial Enterprises, Inc. (Indiana)
Duke Energy Corporate Services, Inc. (Delaware)
Duke Energy Florida Project Finance, LLC (Delaware)
Duke Energy Florida Receivables LLC (Delaware)
Duke Energy Florida Solar Solutions, LLC (Delaware)
Duke Energy Florida, LLC (Florida)
Duke Energy Fuel Cell Holdings, LLC (Delaware)
Duke Energy Fuel Cell, LLC (Delaware)
Duke Energy Generation Services, Inc. (Delaware)
Duke Energy Golden Vista, LLC (Delaware)
Duke Energy Group Holdings, LLC (Delaware)
Duke Energy Group, LLC (Delaware)
Duke Energy Indiana, LLC (Indiana)
Duke Energy Industrial Sales, LLC (Delaware)
Duke Energy International Uruguay Investments, S.R.L. (Uruguay)
Duke Energy International, LLC (Delaware)
Duke Energy Kentucky, Inc. (Kentucky)
Duke Energy Luxembourg II, LLC (Delaware)
Duke Energy Merchants, LLC (Delaware)
Duke Energy Mesteno, LLC (Delaware)
Duke Energy North America, LLC (Delaware)
Duke Energy Ohio, Inc. (Ohio)
Duke Energy One Services, LLC (Delaware)
Duke Energy One, Inc. (Delaware)
Duke Energy Pipeline Holding Company, LLC (Delaware)
Duke Energy Progress Receivables LLC (Delaware)
Duke Energy Progress, LLC (North Carolina)
Duke Energy Receivables Finance Company, LLC (Delaware)
Duke Energy Registration Services, Inc. (Delaware)
Duke Energy Renewable Services, LLC (Delaware)
Duke Energy Renewables Commercial, LLC (Delaware)
Duke Energy Renewables Holding Company, LLC (Delaware)
Duke Energy Renewables NC Solar, LLC (Delaware)
Duke Energy Renewables Solar Holdings, Inc. (Delaware)
Duke Energy Renewables Solar I, LLC (Delaware)
Duke Energy Renewables Solar, LLC (Delaware)
Duke Energy Renewables Storage, LLC (Delaware)
Duke Energy Renewables Wind I, LLC (Delaware)
Duke Energy Renewables Wind, LLC (Delaware)
Duke Energy Renewables, Inc. (Delaware)
Duke Energy Royal, LLC (Delaware)
Duke Energy Sabal Trail, LLC (Delaware)
Duke Energy SAM, LLC (Delaware)
Duke Energy Services Canada ULC (British Columbia)
Duke Energy Services, Inc. (Delaware)
Duke Energy Shoreham Holdings, LLC (Delaware)

Duke Energy Shoreham, LLC (Delaware)
Duke Energy Skyhigh 2, LLC (Delaware)
Duke Energy Skyhigh, LLC (Delaware)
Duke Energy Sun Holdings, LLC (Delaware)
Duke Energy Supply Company, LLC (Delaware)
Duke Energy Transmission Holding Company, LLC (Delaware)
Duke Energy Vermillion II, LLC (Delaware)
Duke Investments, LLC (Delaware)
Duke Project Services, Inc. (North Carolina)
Duke Supply Network, LLC (Delaware)
Duke SustainRNG Holding Corp. (Delaware)
Duke SustainRNG LLC (Delaware)
Duke Technologies, Inc. (Delaware)
Duke Ventures II, LLC (Delaware)
Duke Ventures Real Estate, LLC (Delaware)
Duke Ventures, LLC (Nevada)
Duke/Fluor Daniel (North Carolina)
Duke/Fluor Daniel Caribbean, S.E. (Puerto Rico)
Duke/Fluor Daniel El Salvador S.A. de C.V. (El Salvador)
Duke/Fluor Daniel International (Nevada)
Duke/Fluor Daniel International Services (Nevada)
Duke/Fluor Daniel International Services (Trinidad) Ltd. (Trinidad and Tobago)
Duke-American Transmission Company, LLC (Delaware)
Duke-Reliant Resources, Inc. (Delaware)
East Blackland Holdings LLC
East Blackland Solar Project 1 LLC
Eastman Whipstock do Brasil Ltda. (Brazil)
Eastover Land Company (Kentucky)
Eastover Mining Company (Kentucky)
Emerald State Solar Holdings, LLC (Delaware)
Emerald State Solar, LLC (Delaware)
Energy Pipelines International Company (Delaware)
Equinox Vermont Corporation (Vermont)
eTransEnergy, LLC (Delaware)
Everetts Wildcat Solar, LLC (Delaware)
Federal Way Powerhouse LLC (Delaware)
Florida Progress Funding Corporation (Delaware)
Florida Progress, LLC (Florida)
Franklin Solar LLC (Idaho)
Free State Windpower, LLC (Delaware)
Fresh Air Energy X, LLC (North Carolina)
Frontier Windpower II, LLC (Delaware)
Frontier Windpower, LLC (Delaware)
Garysburg Solar LLC (Delaware)
Gaston Solar LLC (Delaware)
Gato Montes Solar, LLC (Delaware)
Golden Vista Energy Holdings, LLC (Delaware)

Green Frontier Windpower Holdings, LLC (Delaware)
Green Frontier Windpower, LLC (Delaware)
Greenville Gas and Electric Light and Power Company (South Carolina)
Grove Arcade Restoration LLC (North Carolina)
Happy Jack Windpower, LLC (Delaware)
Hardy Storage Company, LLC (West Virginia)
HGA Development, LLC (North Carolina)
High Noon Solar Holdings, LLC (Delaware)
High Noon Solar, LLC (Delaware)
Highlander Solar 1, LLC (Delaware)
Highlander Solar 2, LLC (Delaware)
Historic Property Management, LLC (North Carolina)
Holstein Solar Holdings, LLC (Delaware)
HXOap Solar One, LLC (North Carolina)
Ironwood Windpower, LLC (Delaware)
Ironwood-Cimarron Windpower Holdings, LLC (Delaware)
Jackpot Holdings, LLC (Idaho)
Kentucky May Coal Company, LLC (Virginia)
Kit Carson Windpower II Holdings, LLC (Delaware)
Kit Carson Windpower II, LLC (Delaware)
Kit Carson Windpower, LLC (Delaware)
KO Transmission Company (Kentucky)
Lapetus Energy Project, LLC (Delaware)
Laurel Hill Wind Energy, LLC (Pennsylvania)
Ledyard Windpower, LLC (Texas)
Long Farm 46 Solar, LLC (North Carolina)
Longboat Solar, LLC (Delaware)
Los Vientos Windpower IA Holdings, LLC (Delaware)
Los Vientos Windpower IA, LLC (Delaware)
Los Vientos Windpower IB Holdings, LLC (Delaware)
Los Vientos Windpower IB, LLC (Delaware)
Los Vientos Windpower III Holdings, LLC (Delaware)
Los Vientos Windpower III, LLC (Delaware)
Los Vientos Windpower IV Holdings, LLC (Delaware)
Los Vientos Windpower IV, LLC (Delaware)
Los Vientos Windpower V Holdings, LLC (Delaware)
Los Vientos Windpower V, LLC (Delaware)
Martins Creek Solar NC, LLC (North Carolina)
Maryneal Windpower, LLC (Delaware)
Marzahl Powerhouse NJ LLC (Delaware)
MCP, LLC (South Carolina)
Mesquite Creek Wind LLC (Delaware)
Mesteno Energy Holdings, LLC (Delaware)
Mesteno Windpower, LLC (Delaware)
Miami Power Corporation (Indiana)
Murphy Farm Power, LLC (North Carolina)
Nemaha Windpower, LLC (Delaware)

North Allegheny Wind, LLC (Delaware)
North Carolina Renewable Properties, LLC (North Carolina)
North Rosamond Solar, LLC (Delaware)
NorthSouth Insurance Company Limited (South Carolina)
Notrees Windpower, LP (Delaware)
Ocotillo Windpower, LP (Delaware)
Palmer Solar LLC (Delware)
PanEnergy Corp. (Delaware)
Path 15 Funding KBT, LLC (Delaware)
Path 15 Funding TV, LLC (Delaware)
Path 15 Funding, LLC (Delaware)
PeakNet Services, LLC (Delaware)
PeakNet, LLC (Delaware)
PHX Management Holdings, LLC (Delaware)
Piedmont ACP Company, LLC (North Carolina)
Piedmont Constitution Pipeline Company, LLC (North Carolina)
Piedmont ENCNG Company, LLC (North Carolina)
Piedmont Energy Company (North Carolina)
Piedmont Energy Partners, Inc. (North Carolina)
Piedmont Hardy Storage Company, LLC (North Carolina)
Piedmont Interstate Pipeline Company (North Carolina)
Piedmont Intrastate Pipeline Company (North Carolina)
Piedmont Natural Gas Company, Inc. (North Carolina)
PIH Tax Credit Fund III, Inc. (Florida)
PIH Tax Credit Fund IV, Inc. (Florida)
PIH Tax Credit Fund V, Inc. (Florida)
PIH, Inc. (Florida)
Pioneer Transmission, LLC (Indiana)
Pisgah Ridge Solar, LLC (Delaware)
Pleasant Grove Solar, LLC (Delaware)
Potter Road Powerhouse LLC (Delaware)
Powerhouse Square, LLC (North Carolina)
PRAIRIE, LLC (North Carolina)
Progress Capital Holdings, Inc. (Florida)
Progress Energy EnviroTree, Inc. (North Carolina)
Progress Energy, Inc. (North Carolina)
Progress Fuels, LLC (Delaware)
Progress Synfuel Holdings, Inc. (Delaware)
Progress Telecommunications Corporation (Florida)
Project Oxygen Holdings I, LLC (Delaware)
Project Oxygen Holdings, LLC (Delaware)
PT Holding Company LLC (Delaware)
Pumpjack Solar I, LLC (Delaware)
Rambler Solar Holdings, LLC (Delaware)
RE Ajo 1 LLC (Delaware)
RE AZ Holdings LLC (Delaware)
RE Bagdad Solar 1 LLC (Delaware)

RE Gattaca Holdings LLC
RE Haast Holdings LLC
RE Inverness Holdings LLC
RE Rambler LLC (Delaware)
RE SFCity1 GP, LLC (Delaware)
RE SFCity1 Holdco LLC (Delaware)
RE SFCity1, LP (Delaware)
REC Solar Commercial Corporation (Delaware)
Rio Bravo Solar I, LLC (Delaware)
Rio Bravo Solar II, LLC (Delaware)
River Road Solar, LLC (North Carolina)
Rosamond Renewables, LLC (Delaware)
Rosamond Solar AQ LLC (Delaware)
Rosamond Solar Holdings, LLC (Delaware)
Rosamond Solar Portfolio, LLC (Delaware)
RP-Orlando, LLC (Delaware)
Sandy River Timber, LLC (South Carolina)
Seaboard Solar LLC (Delaware)
Seville Solar Holding Company, LLC (Delaware)
Seville Solar One LLC (Delaware)
Seville Solar Two, LLC (Delaware)
Shirley Wind, LLC (Wisconsin)
Shoreham Energy Holdings, LLC (Delaware)
Shoreham Solar Commons LLC (Delaware)
Silver Sage Windpower, LLC (Delaware)
Skyhigh Sun 2, LLC (Delaware)
Skyhigh Sun, LLC (Delaware)
Solar Star North Carolina I, LLC (Delaware)
Solar Star North Carolina II, LLC (Delaware)
SolNCPower10, L.L.C. (North Carolina)
SolNCPower5, LLC (North Carolina)
SolNCPower6, LLC (North Carolina)
South Construction Company, Inc. (Indiana)
South Dixon Solar, LLC (Delaware)
Southbound Solar, LLC (Delaware)
Southern Power Company (North Carolina)
Speedway Solar NC, LLC (Delaware)
Stenner Creek Solar LLC (Delaware)
Stony Knoll Solar, LLC (Delaware)
Strategic Resource Solutions Corp., A North Carolina Enterprise Corporation (North Carolina)
Summit Wind Energy Mesquite Creek, LLC (Delaware)
Sweetwater Development LLC (Texas)
Sweetwater Wind 4 LLC (Delaware)
Sweetwater Wind 5 LLC (Delaware)
Sweetwater Wind Power L.L.C. (Texas)
Symphony Breeze, LLC (Delaware)
Symphony Sun, LLC (Delaware)

Symphony Wind Holdings, LLC (Delaware)
Tarboro Solar LLC (Delaware)
Taylorsville Solar, LLC (Delaware)
TBP Properties, LLC (South Carolina)
TE Notrees, LLC (Delaware)
TE Ocotillo, LLC (Delaware)
TES Anchor Solar 23 LLC (Delaware)
TES Rowtier Solar 23 LLC (Delaware)
Texoma Wind Holdings, LLC (Delaware)
Texoma Wind, LLC (Delaware)
Three Buttes Windpower, LLC (Delaware)
Top of the World Wind Energy Holdings LLC (Delaware)
Top of the World Wind Energy LLC (Delaware)
TRES Timber, LLC (South Carolina)
Tri-State Improvement Company (Ohio)
TX Solar I LLC (Delaware)
Victory Solar LLC (Delaware)
Washington Airport Solar, LLC (Delaware)
Washington Millfield Solar, LLC (Delaware)
Washington White Post Solar, LLC (Delaware)
Wateree Power Company (South Carolina)
West Texas Angelos Holdings LLC (Delaware)
Westbound Solar 2, LLC (Delaware)
Westbound Solar 3, LLC (Delaware)
Westbound Solar, LLC (Delaware)
Western Carolina Power Company (North Carolina)
Western Vista Solar Holdings, LLC (Delaware)
Western Vista Solar, LLC (Delaware)
Wild Jack Solar Holdings LLC (Delaware)
Wild Jack Solar LLC (Delaware)
Wildwood Solar I, LLC (Delaware)
Wildwood Solar II, LLC (Delaware)
Wind Star Holdings, LLC (Delaware)
Wind Star Renewables, LLC (Delaware)
Windsor Cooper Hill Solar, LLC (Delaware)
Winton Solar LLC (Delaware)
WNC Institutional Tax Credit Fund, L.P. (California)
Woodland Solar LLC (Delaware)
Zephyr Power Transmission LLC (Delaware)